UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification No.
1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-0478650

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 10, 2012, DTE Energy Company (“DTE Energy”) issued a press release announcing the date and time of its first quarter 2012 earnings call. The press release also includes an estimated first quarter weather impact on certain DTE Energy segments and an affirmation of 2012 annual operating earnings guidance. The press release is furnished as Exhibit 99.1 to this report.

Item 7.01.	Regulation FD Disclosure.

DTE Energy will meet with groups of investors in Boston, Massachusetts and New York, New York on April 11-12, 2012. A copy of the slide presentation from the meetings is furnished as Exhibit 99.2 to this report and will be available on DTE Energy’s website, www.dteenergy.com on April 10, 2012. In those meetings and in the slide presentation furnished herewith, DTE Energy reaffirms its 2012 operating earnings per share guidance of $3.65-$3.95 per share.

In the press release, slide presentation and this filing, DTE Energy discusses 2012 operating earnings guidance. It is likely that certain items that impact the company’s 2012 reported results will be excluded from operating results. Reconciliations to the comparable 2012 reported earnings guidance are not provided because it is not possible to provide a reliable forecast of specific line items. These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of DTE Energy Company dated April 10, 2012.
99.2	Slide Presentation of DTE Energy Company dated April 11-12, 2012.

Forward-Looking Statements:

This Form 8-K contains forward-looking statements that are subject to various assumptions, risks and uncertainties. It should be read in conjunction with the “Forward-Looking Statements” section in DTE Energy’s and The Detroit Edison Company’s (“Detroit Edison”) 2011 Forms 10-K (which sections are incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and Detroit Edison that discuss important factors that could cause DTE Energy’s and Detroit Edison’s actual results to differ materially. DTE Energy and Detroit Edison expressly disclaim any current intention to update any forward-looking statements contained in this report as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 10, 2012

DTE ENERGY COMPANY (Registrant)

/s/ DAVID E. MEADOR
David E. Meador
Executive Vice President and Chief Financial Officer

THE DETROIT EDISON COMPANY (Registrant)

/s/ DAVID E. MEADOR
David E. Meador
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of DTE Energy Company dated April 10, 2012.

99.2	Slide Presentation of DTE Energy Company dated April 11-12, 2012.